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                                                                  Exhibit 10.45


                              TERMINATION AGREEMENT

                  Termination Agreement, dated as of November 15, 1996, between OMI Partnership Holdings Ltd., a corporation organized under the laws of the province of Ontario, Canada ("OMI"), and ProSource Services Corporation (f/k/a BKDA Corporation), a Delaware corporation ("ProSource").

                  WHEREAS, OMI and ProSource wish to terminate the Management Advisory Agreement, dated as of July 1, 1992, between OMI and ProSource (the "Management Advisory Agreement").

                  The parties, intending to be legally bound, hereby agree as follows:

                  1. The Management Advisory Agreement is hereby terminated.

                  2. In consideration for OMI's relinquishment of its right to receive certain fees under the Management Advisory Agreement, ProSource shall pay to OMI $4,000,000 payable in Class B Common Stock, $0.01 par value per share, of ProSource, Inc. valued at the initial public offering price of the Class A Common Stock, $0.01 par value per share, of ProSource, Inc.

                  3. This Termination Agreement shall be governed by and construed in accordance with the laws of the province of Ontario, Canada applicable to contracts under and to be performed entirely within such province.

                  4. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed signature page hereto.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Termination Agreement to be duly executed by their respective officers as of the date and year first written.

                                         OMI PARTNERSHIP HOLDINGS LTD.


                                         By:   /s/ Ewout R. Heersink
                                               --------------------------------
                                               Name:    Ewout R. Heersink
                                               Title:   Vice President

                                         By:   /s/ Anthony R. Melman
                                               --------------------------------
                                               Name:    Anthony R. Melman
                                               Title:   Vice President


                                         PROSOURCE SERVICES CORPORATION


                                         By:   /s/ David R. Parker
                                               --------------------------------
                                               Name:    David R. Parker
                                               Title:   Chairman of the Board

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